UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2025 (June 18, 2025)

CID HoldCo, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-42711	99-2578850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5661 S Cameron St, Suite 100, Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

(303)-332-4122

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	DAIC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	DAIC.W	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As used in this Current Report on Form 8-K (this “Report”), unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” “we,” “us” and “our” refer to SEE ID, Inc., incorporated in the State of Nevada, and its subsidiaries before giving effect to the Mergers (as defined below) and CID Holdco, Inc. after giving effect to the Mergers. As used in this Report, unless otherwise stated or the context clearly indicates otherwise, the term “Holdings” refers to CID Holdco, Inc. before giving effect to the Mergers.

On June 18, 2025 (the “Closing Date”), the Company consummated the transactions contemplated by that certain Business Combination Agreement, dated March 18, 2024 (the “Business Combination Agreement”), by and among the Company, ShoulderUp Technology Acquisition Corp, a Delaware corporation (“SUAC”), ShoulderUp Merger Sub, Inc., a Delaware corporation (“ShoulderUp Merger Sub”), SEI Merger Sub, Inc., a Delaware Corporation (“SEI Merger Sub”) and SEE ID, Inc., a Nevada corporation (“SEE ID”). Certain terms used in this Report have the same meaning as set forth in the Company’s proxy statement/prospectus statement dated January 17, 2025 (the “Proxy Statement/Prospectus”) and filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 17, 2025.

Pursuant to the Business Combination Agreement, on the Closing Date, (i) ShoulderUp Merger Sub merged with and into SUAC (the “ShoulderUp Merger”), with SUAC surviving the ShoulderUp Merger as a wholly-owned subsidiary of the Company (“SUAC Surviving Company”); and (ii) simultaneously with the ShoulderUp Merger, SEI Merger Sub merged with and into SEE ID (“the SEE ID Merger”), with SEE ID surviving the SEE ID Merger as a wholly-owned subsidiary of the Company (the “Surviving Company”) (the ShoulderUp Merger and the SEE ID Merger, together the “Mergers” and together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

The Consideration payable to the shareholders of SEE ID in connection with the Business Combination (the “SEE ID Merger Consideration”) was equal to a number of shares of Holdings Common Stock equal to the (a) quotient of (i) $171,635,010 divided by (ii) $10.00.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Registration Rights and Lock Up Agreement

At the Closing, the Company entered into that certain Registration Rights and Lock-Up Agreement (the “Registration Rights and Lock-Up Agreement) with certain holders listed on Schedule A thereto (the “Holders”), pursuant to which, (1) subject to certain exceptions, the Holders may not transfer or make any public announcement of any intention to effect a transfer of any of the equity interests of securities of the Company beneficially owned by the Holder during the period ending 180 days after the Closing Date; and (2) the Holders are entitled to certain “shelf” and “piggyback” registration rights. The Registration Rights and Lock-Up Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the stockholder signatories thereto against (or make contributions in respect of) certain liabilities that may arise under the Securities Act.

This summary is qualified in its entirety by reference to the text of the Registration Rights and Lock-Up Agreement, which is included as Exhibit 10.10 to this Report and is incorporated herein by reference.

Warrant Assumption Agreement

At Closing, Continental Stock Transfer & Trust Company (the “Transfer Agent”), SUAC and the Company entered into the Warrant Assumption and Assignment Agreement (the “Warrant Assumption Agreement”), pursuant to which, among other things, SUAC assigned to the Company all of SUAC’s right, title and interest in and to, and the Company assumed all of SUAC’s liabilities and obligations under the certain Warrant Agreement, dated as of November 16, 2021, between SUAC and Continental Stock Transfer & Trust Company (the “Existing Warrant Agreement”). As a result, each Warrant automatically ceased to represent a right to acquire SUAC Class A Common Stock and instead represents a right to acquire shares of the Company’s Common Stock pursuant to the terms and conditions of the Existing Warrant Agreement (as amended by the Warrant Assumption Agreement).

This summary is qualified in its entirety by reference to the text of Warrant Assumption Agreement, which is included as Exhibit 4.4 to this Current Report and is incorporated herein by reference.

PIPE Subscription Agreements

Between June 10, 2025 and June 17, 2025, the Company entered into subscription agreements (the “PIPE Subscription Agreements”) with certain unaffiliated third-party investors (each, a “PIPE Investor” and collectively, the “PIPE Investors”), pursuant to which, among other things, the Company agreed to issue and sell to the PIPE Investors, and the PIPE Investors agreed to subscribe for and purchase an aggregate of 3,323,536 shares of the Company's common stock, par value $0.0001 per share (“PIPE Shares”) at a purchase price of $4.00 per share for an aggregate purchase price of $13,294,143, in a private placement (the private placement contemplated by the PIPE Subscriptions Agreements, the “PIPE Investment”). Of the total PIPE Investment, $1,456,500 represents the conversion of bridge loan principal and accrued interest, such that the Company received an additional $11,837,643 from the PIPE Investors at Closing. The PIPE Investment closed substantially concurrently with the Closing.

In connection with the PIPE Investment and prior to the Closing, the Sponsor and the Company entered into a side letter dated June 17, 2025, pursuant to which the Sponsor forfeited and cancelled 1,959,166 shares of Class A common stock of SUAC, held by the Sponsor as founder shares. In addition, at the Closing, the SEE ID, Inc. Shareholders received an aggregate of 4,163,501 additional shares of Company Common Stock as Merger Consideration, pro-rata.

The purpose of the PIPE Investment was to raise additional capital for use by the Company following the Closing. The PIPE Subscription Agreements contained customary representations and warranties of each of the Company and the PIPE Investors, and customary conditions to closing, including the consummation of the Business Combination and listing of the shares of the post-combination company on Nasdaq Global Market. Under the terms of the PIPE Subscription Agreements, the Company is obligated to file a registration statement to register for the resale of all the PIPE Shares of the PIPE Investors following the Closing.

The securities sold in connection with the PIPE Investment were sold under the exemption from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act or Regulation D promulgated thereunder as a transaction by an issuer not involving any public offering.

A form of the PIPE Subscription Agreement is filed as Exhibit 10.12 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 1.01 are intended to be summaries only and are qualified in their entirety by reference to the form of the PIPE Subscription Agreement.

This summary is qualified in its entirety by reference to the text of the form of the PIPE Subscription Agreement, which is included as Exhibit 10.8 to this Current Report and is incorporated herein by reference.

New Circle Share Purchase Agreement and Registration Rights Agreement

Share Purchase Agreement

At the Closing, the Company entered into that certain Share Purchase Agreement (the “Purchase Agreement”) with New Circle Principal Investments LLC, a Delaware limited liability company (“New Circle”), pursuant to which New Circle has committed to purchase, subject to certain limitations, up to $50 million (the “Total Commitment”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

Under the terms and subject to the conditions of the Purchase Agreement, the Company has the right, but not the obligation, to direct New Circle to purchase up to the Total Commitment of our Common Stock. Such sales of Common Stock by the Company, if any, will be subject to certain limitations, and may occur from time-to-time in the Company’s sole discretion for a period of 36 months, commencing once certain conditions are satisfied, including the filing of a resale registration statement (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) registering the resale of the shares to be sold to New Circle under the Purchase Agreement, and the effectiveness of the Registration Statement.

New Circle is obligated to purchase shares of Common Stock as the Company directs, subject to certain conditions and limitations. Upon the Company’s submission of a purchase notice, shares will be issued from the Company to New Circle, and New Circle will pay a price per share calculated based on a discount to recent trading prices of the Common Stock. The purchase price per share for each purchase will be, at our election:

●	85.0% of the volume weighted average price per share of our Common Stock during the period commencing (i) if the Company submits the purchase notice prior to 9:00 a.m. Eastern Time on a trading day, the open of trading on such day, or (ii) if the Company submits the purchase notice after 9:00 a.m. Eastern Time on a trading day, the opening of trading on the immediately succeeding trading day, and in each case, ending on 4:00 pm Eastern Time on such trading day; or

●	97.0% of the lowest volume weighed average price per share of our Common Stock during the three consecutive trading days commencing on (i) if we submitted the purchase notice prior to 9:00 a.m. Eastern Time on a trading day, the open of trading on such day, or (ii) if we submitted the purchase notice after 9:00 a.m. Eastern Time on a trading day, the opening of trading on the immediately succeeding trading day

There are no upper limits on the price per share that New Circle must pay for shares of the Company’s Common Stock. Actual sales of shares of Common Stock to New Circle will depend on a variety of factors to be determined by the Company from time-to-time, including, among other things, market conditions, the trading price of the Company’s Common Stock, and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

As consideration for New Circle’s irrevocable commitment to purchase shares of the Company’s Common Stock upon the terms of and subject to satisfaction of the conditions set forth in the Purchase Agreement, the Company paid New Circle a structuring fee of $25,000 and a legal fee of $25,000. In addition, the Company will pay a commitment fee of $350,000 to New Circle, which we may issue in the form of the Company’s Common Stock (the “Commitment Fee”), the market value of which shall be determined based on the closing price of the Common Stock on the date the Registration Statement is declared effective by the SEC; provided, however, that the Company may, in its sole discretion, elect to pay any portion of the Commitment Fee in cash, so long as such amount is paid on or prior to the day of filing of the Registration Statement filed in order to register the Company’s Common Stock sold under the Purchase Agreement.

This summary is qualified in its entirety by reference to the text of the Purchase Agreement, which is included as Exhibit 10.11 to this Report and is incorporated herein by reference.

Registration Rights Agreement

In connection with the entry into the Purchase Agreement, the Company also entered into that certain Registration Rights Agreement (the “New Circle Registration Rights Agreement”) with New Circle pursuant to which the Company agreed to file with the SEC, within thirty (30) calendar days of the date of the Registration Rights Agreement, the Registration Statement for the resale by New Circle of the shares of Common Stock that may be issued under the Purchase Agreement (including the shares of Common Stock used to pay the Commitment Fee, if any, the “Registrable Securities”). The Company agreed to use its reasonable best efforts to have the Registration Statement declared effective within forty-five (45) calendar days of its initial filing and to maintain the effectiveness of such registration statement until the earliest of (i) the date on which New Circle has sold all of the Registrable Securities and (ii) the date of termination of the Purchase Agreement if New Circle holds no Registrable Securities on such termination date. The Company will not have the ability to issue any purchase notices under the Purchase Agreement until the Registration Statement is declared effective by the SEC.

This summary is qualified in its entirety by reference to the text of the New Circle Registration Rights Agreement, which is included as Exhibit 10.12 to this Report and is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The disclosure set forth in the Introductory Note above is incorporated by reference into this Item 2.01. The material terms and conditions of the Business Combination Agreement are described in the Proxy Statement/Prospectus in the section titled, “Proposal No. 1: The Business Combination Proposal,” which is incorporated herein by reference.

The Business Combination Agreement and the Business Combination was approved by SUAC’s stockholders at a special meeting of SUAC’s stockholders held on February 6, 2025 (the “Special Meeting”). On June 18, 2025, the parties to the Business Combination Agreement consummated the Business Combination Agreement.

Prior to and in connection with the Special Meeting, holders of 2,000 shares of SUAC’s Class A Common Stock sold in its initial public offering (“public shares”) exercised their right to redeem those shares for cash at a price of approximately $11.00 per share, for an aggregate of approximately $22,019. The per share redemption price of approximately $11.00 for public shareholders electing redemption was paid out of the Trust Account, which after taking into account the redemptions, had a balance immediately prior to the Closing of approximately $5,577,304.

In connection with the Closing, the Company received a total of $13,294,143 in PIPE (private investment in public equity) financing through the issuance of Common Stock. Of the total PIPE Investment, $1,456,500 represents the conversion of bridge loan principal and accrued interest, such that the Company received an additional $11,837,643 from the PIPE Investors at Closing. On June 10, 2025, an investor subscribed to 250,000 common shares in exchange for $1,000,000. Subsequently, on June 17, 2025, two additional investments were made: one investor subscribed to 1,755,786 common shares for $7,023,143, and another subscribed to 1,317,750 common shares for $5,271,000 (of which $1,456,500 represents the conversion of bridge loan principal and accrued interest).

Immediately following the Closing, the issued share capital of the Company consisted of 27,636,939 shares of Company Common Stock and 15,654,985 warrants, representing the right to acquire shares of Company Common Stock (“Company Warrants”).

The Company Common Stock and Company Warrants commenced trading on the Nasdaq Stock Market LLC, under the symbols “DAIC” and “DAIC.W,” respectively, on June 23, 2025.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company after the consummation of the Business Combination and the transactions contemplated by the Business Combination Agreement, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Report may be considered forward-looking statements. Forward-looking statements generally relate to future events or future financial or operating performance. For example, projections of future Adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. Forward-looking statements in this Report may include, for example, statements about:

●	the benefits of the Business Combination;

●	Holding’s ability to obtain financing to operate and pursue its business plan;

●	the future financial performance of Holdings;

●	Holdings ability to remain listed on Nasdaq; and

●	expansion plans and opportunities.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable are inherently uncertain. There can be no assurance that future developments affecting Holdings will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the items in the following list:

●	the outcome of any legal proceedings that may be instituted against the combined company or others following the consummation of the Business Combination and any definitive agreements with respect thereto;

●	the ability to meet stock exchange listing standards following the consummation of the Business Combination;

●	the risk that the Business Combination disrupts current plans and operations of Holdings and SEE ID;

●	the ability of Holdings to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees;

●	costs related to the Business Combination;

●	changes in applicable laws or regulations;

●	the possibility that SEE ID or the combined company may be adversely affected by other economic, business, or competitive factors;

●	Holdings’ estimates of expenses and profitability;

●	ability to raise financing in the future;

●	success in retaining or recruiting, or changes required in, our officers, key employees or directors;

●	Holdings’ public securities’ potential liquidity and trading;

●	the requirements of being a public company, including compliance with the SEC’s requirements regarding internal controls over financial reporting, may strain Holdings’ resources and divert management’s attention, and the increases in legal, accounting and compliance expenses that will result from the Business Combination may be greater than anticipated;

●	litigation and the ability to adequately protect SEE ID’s intellectual property rights; and

●	other factors relating to the business, operations and financial performance of SEE ID detailed under the section entitled “Risk Factors” herein.

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section titled “Business of SEE ID” beginning on page 166 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Risk Factors

Other than as described below, the risks associated with the Company’s business and operations and the Business Combination are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 18 of the Proxy Statement/Prospectus, and are incorporated herein by reference.

Former SEE ID Stockholders beneficially own, in the aggregate, approximately 58.77% of outstanding Holdings Common Stock upon completion of the Business Combination, and these stockholders may have strategic interests that differ from Holdings’ interests and from those of Holdings’ other stockholders.

Former SEE ID Stockholders beneficially own, in the aggregate, approximately 58.77%, of Holdings Common Stock upon completion of the Business Combination. As a result, these stockholders have significant influence over matters requiring stockholder approval, including the election of directors, the approval of certain business combinations or dispositions, amendments to the Holdings Charter and Holdings Bylaws and other extraordinary transactions. See “Certain Relationships and Related Person Transactions.”

Former SEE ID Stockholders may, together or separately, have interests that are different from yours and may vote in a way with which you disagree, and which may be adverse to your interests. Furthermore, our concentration of ownership could have the effect of delaying or preventing a change in control or otherwise discouraging a potential acquirer from attempting to obtain control of us, which could cause the market price of Holdings Common Stock to decline or prevent our stockholders from realizing a premium over the market price for their Holdings Common Stock. Additionally, former SEE ID Stockholders, together or separately, may from time to time acquire and hold interests in businesses that compete directly or indirectly with us or supply us with goods and services. Further, former SEE ID Stockholders may have an interest in pursuing acquisitions, divestitures, and other transactions that, in their respective judgment, could enhance their investment in us, even though such transactions might involve risks to you. Stockholders should consider that the interests of former SEE ID Stockholders may differ from their interests in material respects.

A significant portion of our total outstanding shares of Holdings Common Stock are restricted from immediate resale but may be sold into the market in the near future. This could cause the market price of Holdings Common Stock to drop significantly, even if our business is doing well.

At the Closing, Holdings entered into the Registration Rights and Lock-Up Agreements with each of Holdings, SEE ID, and certain of the holders of SEE ID Shares, pursuant to, and on the terms and conditions of which, subject to certain exceptions, such holders shall not transfer or make any public announcement of any intention to effect a transfer of any of the equity interests of securities of Holdings beneficially owned by the holder during the period ending 180 days following the date of such Registration Rights and Lock-Up Agreement.

Following the applicable expiration of the lock-up period, Holdings, SEE ID, and the holders of SEE ID Shares subject to the Registration Rights and Lock-Up Agreements will not be restricted from selling shares of Holdings Common Stock held by them, other than by applicable securities laws. As such, sales of a substantial number of shares of Holdings Common Stock in the public market could occur at any time. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of Holdings Common Stock. Upon completion of the Business Combination, Holdings, and certain of the holders of SEE ID Shares will collectively own approximately 58.77% of Holdings Common Stock, translating to a 58.77% voting interest.

As restrictions on resale end and registration statements for the sale of shares of Holdings Common Stock by the parties to the registration rights agreement are available for use, the sale or possibility of sale of these shares of Holdings Common Stock, could have the effect of increasing the volatility in the market price of Holdings Common Stock, or decreasing the market price itself.

Financial Information

The information set forth in sections (a) and (d) of Item 9.01 of this Report is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The information set forth in Exhibit 99.6 to this Report is incorporated herein by reference.]

Properties

The facilities of the Company are described in the Proxy Statement/Prospectus in the section entitled “Business of SEE ID - Facilities” beginning on page 179 and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of Holdings Common Stock as of June 25, 2025 by:

●	Each person who is the beneficial owner of the more than 5% of issued and outstanding shares of Holdings Common Stock;

●	Each of Holding’s current executive officers and directors; and

●	All executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership information is based on 27,636,939 shares of Common Stock outstanding as of the date set forth above.

The beneficial ownership information below excludes the shares of Holdings Common Stock issuable upon exercise of the Public Warrants and the Private Placement Warrants or expected to be issued or reserved under the Equity Incentive Plan or the Employee Stock Option Plan.

Name of Beneficial Owners(1)	Number
Directors and Executive Officers	of Shares	%
Edmund Nabrotzky	3,571,614	12.9%
Charles Maddox	2,052,788	7.4%
Vijayan Nambiar	—	—
Sheldon Paul	—	—
Joanna Burkey	—	—
Holly Grey	—	—
David Carlson	—	—
Jeff Saling (2)	1,755,786	6.4%
Phyllis Newhouse (3)	3,377,730	12.2%
All directors and executive officers as a group	10,757,918	38.9%
Five Percent Holders
William Tremaine Renny	4,967,391	18.0%
Jeffery Anderson	1,524,924	5.5%
DAI Investors (4)	1,755,786	6.4%
ShoulderUp 2021 Trust (5)	2,354,416	8.5%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of those listed in the table above is 5661 S Cameron St, Suite 100, Las Vegas, NV 89118.

(2)	Represents shares directly held by DAI Investors. Mr. Saling is the manager of DAI Investors and may be deemed to share voting and investment power over the shares held by DAI Investors. Mr. Saling disclaims any such beneficial ownership.

(3)	Represents (i) 1,023,314 shares directly held by Phyllis Newhouse; and (2) 2,354,416 shares directly held by ShoulderUp 2021 Trust. Ms. Newhouse is the trustee of ShoulderUp 2021 Trust and may be deemed to share voting and investment power over the shares held by ShoulderUp 2021 Trust.

(4)	Represents shares held directly by DAI Investors. The address of the principal business office of DAI Investors is 450 Sinclair Street, Reno, Nevada 89501

(5)	Represents shares directly held by ShoulderUp 2021 Trust. The address of the principal business office of ShoulderUp 2021 Trust is 2291 Loring Oak PL NW Marietta, GA 30064

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section titled “Management of Holdings Following the Business Combination” beginning on page 196 and that information is incorporated herein by reference.

Board Composition

On the Closing Date, Edmund Nabrotzky, Phyllis Newhouse Dr. Sheldon Paul, Joanna Burkey, Holley Grey, Dr. David Carlson and Jeff Saling were appointed to serve as directors on the board of directors of the Company (the “Board” or the “Company Board”) effective immediately following the Closing.

In addition, Dr. Sheldon Paul and Phyllis Newhouse were appointed to serve as Class I directors, with terms expiring at the Company’s first annual meeting of stockholders following the Closing Date; Joanna Burkey and Holly Grey were appointed to serve as a Class II director, with terms expiring at the Company’s second annual meeting of stockholders following the Closing Date; and Edmund Nabrotzky, Dr. David Carlson and Jeff Saling were appointed to serve as a Class III directors, with terms expiring at the Company’s third annual meeting of stockholders following the Closing Date. The size of the Board is six members. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Management of Holdings Following the Business Combination” which information is incorporated herein by reference.

Director Independence

The Board has determined that each of the directors on the Company Board (other than Edmund Nabrotzky) are independent as defined under the listing standards of Nasdaq.

Committees of the Board of Directors

Effective upon the Closing, the standing committees of the Board consist of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Upon the Closing, the Board appointed Holly Grey, Joanna Burkey and Dr. David Carlson to serve on the Audit Committee. The Board appointed Jeff Saling, Holly Grey and Dr. David Carlson to serve on the Compensation Committee. The Board appointed Dr. David Carlson, Holly Grey and Joanna Burkey to serve on the Nominating and Corporate Governance Committee.

Executive Officers

Effective as of the Closing, Phyllis Newhouse (Chief Executive Officer) and Rashaun Williams (Chief Financial Officer), resigned from their position in the Company. Effective as of the Closing, the Board appointed: Edmund Nabrotzky as Chief Executive Officer and Chairman of the Board and Charles Maddox as Chief Financial Officer. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Management of Holdings Following the Business Combination” which information is incorporated herein by reference.

Director Compensation

As of the date of this Report, the compensation arrangements for the Board have not been determined. Any such arrangement will be reviewed and approved by the Compensation Committee of the Company and will be publicly disclosed by the Company when such arrangements are approved.

Executive Compensation

The compensation of SEE ID’s named Executive Officers as of December 31, 2024, is described in the Proxy Statement/Prospectus in the section titled “SEE ID Executive Compensation” beginning on page 203 and that information is incorporated herein by reference. Actual compensation programs that the Company adopts may differ materially from the pre-Business Combination programs summarized or referred to in the aforementioned section.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 207 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Legal Proceedings

From time to time, we may become involved in various lawsuits and legal proceedings that arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business.

To the knowledge of our management, there is no material litigation, arbitration or governmental proceeding currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Holdings Common Stock and Warrants are listed on Nasdaq under the ticker symbol DAIC and DAIC.W respectively.

We have never paid any cash dividends on our capital stock and do not anticipate paying any cash dividends on our Common Stock in the foreseeable future. We intend to retain future earnings to fund ongoing operations and future capital requirements. Any future determination to pay cash dividends will be at the discretion of our board of directors and will be dependent upon financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Securities” beginning on page 212 and is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “SEE ID Executive Compensation — Limitation of Liability and Indemnification.” beginning on page 205 which information is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information contained in Item 1.01, “Entry into a Material Definitive Agreement,” under the captions “PIPE Subscription Agreements” is incorporated herein by reference.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information contained in Item 5.03, “Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” is incorporated herein by reference.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Upon the consummation of the Business Combination, the Company appointed Berkowitz Pollack Brant Advisors + CPAs (“BPB”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ending December 31, 2025. BPB served as the independent public accounting firm of SEE ID, Inc. dba Dot Ai prior to the Business Combination.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

The disclosure set forth in the Introductory Note and Item 2.01 of this Report is incorporated by reference in this Item 5.01.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the titled, “Directors and Executive Officers,” “Director Compensation” and “Executive Compensation” is incorporated by reference in this Item 5.02.

Incentive Plan

At the Special Meeting, the SUAC stockholders considered and approved the CID HoldCo, Inc. Equity Compensation Plan (the “Equity Incentive Plan”). The Equity Incentive Plan became effective on the date on which the SUAC stockholders approved the Equity Incentive Plan.

A summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Shareholder Proposal 6: The Equity Incentive Plan Proposal” beginning on page 131 of the Proxy Statement/Prospectus, which is incorporated herein by reference. That description of the Equity Incentive Plan is qualified in its entirety by the text of the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.9 and is incorporated herein by reference

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Amendments to Certificate of Incorporation

The information regarding the restated certificate of incorporation in Item 2.01, “Completion of Acquisition or Disposition of Assets- Description of Capital Stock-Anti-Takeover Provisions” is incorporated herein by reference. Our restated certificate of incorporation is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

Amendments to Bylaws

Prior to or at the closing of the Mergers, we amended and restated our bylaws in their entirety, to be effective upon closing of the Mergers. The information regarding the restated bylaws in Item 2.01, “Completion of Acquisition or Disposition of Assets- Description of Capital Stock-Anti-Takeover Provisions” is incorporated herein by reference. Our restated bylaws are filed as Exhibit 3.3 hereto and is incorporated herein by reference.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

Prior to the Mergers, we were a wholly-owned subsidiary of a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act). As a result of the Mergers, we have ceased to be a shell company. The information contained in this Report constitutes the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act.

ITEM 8.01 OTHER EVENTS

On June 23, 2025, the Company issued a press release announcing the Closing of the Business Combination and the start of trading on the Nasdaq Stock Market LLC. A copy of the press release is attached hereto as exhibit 99.6 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of the Business Acquired

The audited financial statements of SEE ID as of and for the fiscal years ended December 31, 2024 and 2023 as Exhibit 99.1 to this Report and incorporated herein by reference.

The unaudited financial statements of SEE ID as of and for the three-month periods ended March 31, 2025 and 2024 as Exhibit 99.2 to this Report and incorporated herein by reference.

The audited financial statements of SUAC as of and for the fiscal years ended December 31, 2024 and 2023 as Exhibit 99.3 to this Report and incorporated herein by reference.

The unaudited financial statements of SUAC as of and for the three-month periods ended March 31, 2025 and 2024 as Exhibit 99.4 to this Report and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as of March 31, 2025, for the three months ended March 31, 2025, and for the year ended December 31, 2024 as Exhibit 99.5 to this Report.

(c)	Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein, which are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
2.1§	Business Combination Agreement by and among ShoulderUp Technology Acquisition Corp., CID HoldCo, Inc., ShoulderUp Merger Sub, Inc., SEI Merger Sub, Inc., and SEE ID, Inc., dated as of March 18, 2024 (incorporated by reference to Exhibit 2.1 of the CID HoldCo, Inc.’s Registration Statement on Form S-4, filed with the SEC on January 15, 2025).
3.1	Amended and Restated Certificate of Incorporation of CID HoldCo, Inc.
3.2	Bylaws of CID HoldCo, Inc.
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.5 of the CID HoldCo, Inc.’s Registration Statement on Form S-4, filed with the SEC on January 15, 2025).
4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.6 of the CID HoldCo, Inc.’s Registration Statement on Form S-4, filed with the SEC on January 15, 2025).
4.3	Existing Warrant Agreement, dated November 16, 2021, by and between ShoulderUp Technology Acquisition Corp and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.4 of the CID HoldCo, Inc.’s Registration Statement on Form S-4, filed with the SEC on January 15, 2025).
4.4	Warrant Assumption and Assignment Agreement, dated as of June 18, 2025.
10.1*	Sponsor Support Agreement by and among ShoulderUp Technology Sponsor, LLC, ShoulderUp Technology Acquisition Corp., and SEE ID, Inc., dated March 18, 2024 (incorporated by reference to Exhibit 10.1 of the CID HoldCo, Inc.’s Registration Statement on Form S-4, filed with the SEC on January 15, 2025).
10.2*	Stockholder Support Agreement by and among ShoulderUp Technology Acquisition Corp., SEE ID, Inc., and certain stockholders of SEE ID, Inc., dated March 18, 2024 (incorporated by reference to Exhibit 10.2 of the CID HoldCo, Inc.’s Registration Statement on Form S-4, filed with the SEC on January 15, 2025).
10.3	May 2024 Form of Non-Redemption Agreement and Assignment of Economic Interest by and among ShoulderUp Technology Acquisition Corp, ShoulderUp Technology Sponsor, LLC and the investor named therein (incorporated by reference to exhibit 10.1 of ShoulderUp Technology Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on May 23, 2024).
10.4	November 2023 Form of Non-Redemption Agreement and Assignment of Economic Interest, by and among ShoulderUp Technology Acquisition Corp, ShoulderUp Technology Sponsor, LLC and the investor party thereto (incorporated by reference to exhibit 10.1 of ShoulderUp Technology Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on November 6, 2023).
10.5	April 2023 Form of Non-Redemption Agreement and Assignment of Economic Interest by and among ShoulderUp Technology Acquisition Corp, ShoulderUp Technology Sponsor, LLC and the investors party thereto (incorporated by reference to exhibit 10.1 of ShoulderUp Technology Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on April 6, 2023).
10.6	Form of Non-Redemption Agreement, dated April 17, 2025, by and between ShoulderUp Technology Acquisition Corp. and the investor party thereto (incorporated by reference to exhibit 10.1 of ShoulderUp Technology Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on April 22, 2025).
10.7	Form of Forfeiture Agreement, dated April 17, 2025, by and between ShoulderUp Technology Acquisition Corp. and the investor party thereto (incorporated by reference to exhibit 10.2 of ShoulderUp Technology Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on April 22, 2025).
10.8	Form of PIPE Subscription Agreement.
10.9+	CID HoldCo, Inc. 2025 Equity Incentive Plan, effective as of June 18, 2025.
10.10	Registration Rights and Lock-up Agreement by and among CID HoldCo, Inc, and certain parties listed therein, dated as of June 18, 2025.
10.11	Share Purchase Agreement, dated June 18, 2025 by and among New Circle Principal Investments LLC, a Delaware limited liability company, and CID HoldCo, Inc.
10.12	Registration Rights Agreement, dated June 18, 2025 by and among New Circle Principal Investments LLC, a Delaware limited liability company, and CID HoldCo, Inc.
14.1	Code of Ethics and Business Conduct.
21.1	Subsidiaries of the Registrant.
99.1	Audited financial statements of SEE ID, Inc. for the fiscal years ended December 31, 2024 and 2023.
99.2	Unaudited financial statements of SEE ID, Inc. for the three-month periods ended March 31, 2025 and 2024.
99.3	Audited consolidated financial statements of ShoulderUp Technology Acquisition Corp. for the years ended December 31, 2024 and December 31, 2024
99.4	Unaudited consolidated financial statements of ShoulderUp Technology Acquisition Corp. for the three-month periods ended March 31, 2025 and 2024.
99.5	Unaudited pro forma condensed combined financial information.
99.6	Management’s Discussion and Analysis of Financial Condition and Results of Operations of SEE ID for the three months ended March 31, 2025 and 2024.
99.7	Press Release, dated June 23, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Indicates a management contract or any compensatory plan, contract or arrangement.

*	Portions of this exhibit (indicated by asterisks) have been omitted in accordance with Item 601(b)(10) of Regulation S-K. The registrant hereby agrees to furnish supplementally copies of any of the omitted portions of this exhibit to the SEC upon its request.

§	Certain exhibits or schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEE ID, Inc.

Date: June 25, 2025	By:	/s/ Edmund Nabrotsky
Edmund Nabrotsky
President and Chief Executive Officer